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FindWhat.com                                          News Release
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FindWhat.com Contact: Karen Yagnesak
FindWhat.com
239-561-7229
KarenY@FindWhat.com

I. FINDWHAT.COM RENEGOTIATING MERGER WITH ESPOTTING AND REITERATING Q3 2003 AND FULL YEAR GUIDANCE

FORT MYERS, FL - SEPTEMBER 19, 2003 - FINDWHAT.COM (NASDAQ: FWHT), a leading developer and provider of performance-based marketing services for the Internet, today provided an update on its previously-announced agreement to merge with privately-owned Espotting Media Inc.

FindWhat.com and Espotting are engaged in negotiations as a result of FindWhat.com's post-signing examination of Espotting's historical and projected financial performance. As a result of its examination, FindWhat.com is retracting all previous statements it has made regarding Espotting's historical and projected financial performance, specifically comments related to Espotting's profitability and the companies' post-closing pro forma financial expectations, including without limitation statements made in press releases, SEC filings, and management conference calls on June 18, 2003 and July 21, 2003. FindWhat.com continues to work with Espotting in reviewing Espotting's historical financial results and in conforming Espotting's historical financial results to U.S. GAAP.

The parties are reserving their rights under the existing Merger Agreement, and, depending on the outcome of the review of Espotting's financial performance, the parties may negotiate to modify the terms of the transaction. FindWhat.com believes that, at a minimum, any successful renegotiation of the terms will include a reduction of the purchase consideration, along with other material changes to the existing Merger Agreement. It is possible that mutually agreeable terms will not be reached and that the merger may not be consummated.

FindWhat.com also announced that it is reiterating its most recent Q3 2003 and full year 2003 guidance. On July 21, 2003, FindWhat.com projected that in Q3 2003 it would generate revenue of $17.5 million, pre-tax diluted earnings per share of $0.18, and diluted earnings per share of $0.11 in Q3 2003. The Q3 2003 per share estimates assume diluted shares outstanding of 23.5 million. FindWhat.com also projected that for the full year 2003, it would generate revenue of $70.0 million, pre-tax diluted earnings per share of $0.78, and diluted earnings per share of $0.48 in Q3 2003. The full year 2003 per share estimates assume diluted shares outstanding of 22.7 million.

ABOUT FINDWHAT.COM(R)
FindWhat.com operates online marketplaces that connect the consumers and businesses that are most likely to purchase specific goods and services with the advertisers that provide those goods and services. Online advertisers determine the per-click fee they will pay for their advertisements, which FindWhat.com and its private-label partners such as Terra Lycos's Lycos.com and HotBot distribute to millions of Internet users. The FindWhat.com Network includes hundreds of distribution partners, such as CNET's Search.com, Excite, Webcrawler, NBCi, MetaCrawler, Dogpile, Go2Net, and Microsoft Internet Explorer Autosearch. Advertisers bid against each other for particular keywords or phrases through an open, automated, bid-for-position system, where the advertisement of the website with the highest bid appears first, with all other advertisers listed in descending bid order. This cost-effective, pay-for-performance model allows Web advertisers to pay only for those prospects which click-through to their sites, and increases their potential for exposure through the millions of advertisements distributed throughout the network per day. More information on FindWhat.com is available on the Company's website at http://www.FindWhat.com.

DISCLAIMER
This press release is intended to provide information only. It is not intended to be an invitation or inducement to any person to enter into any investment activity in connection with the proposed transaction, Espotting Media Inc., or FindWhat.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
FindWhat.com will be filing relevant documents concerning this transaction with the Securities and Exchange Commission,


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including potentially a Registration Statement on Form S-4 containing a prospectus/proxy statement. FindWhat.com urges investors to read these documents because they will contain important information. Investors will be able to obtain the prospectus/proxy statement and any other documents that may be filed by FindWhat.com with the Commission free of charge at the Commission's web site (http://www.sec.gov) or by directing a request after such a filing is made to FindWhat.com, 5220 Summerlin Commons Blvd., Suite 500, Fort Myers, FL 33907,
Tel: (239) 561-7245, Attn: Phillip Thune.

FindWhat.com and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about FindWhat.com directors and executive officers and their ownership of FindWhat.com voting securities is set forth in the Amendment No. 1 to Annual Report on Form 10-KSB for FindWhat.com as filed with the Commission on April 30, 2003. Additional information about the interests of those participants may be obtained from reading the definitive proxy statement regarding the proposed transaction when it becomes available.

FORWARD LOOKING STATEMENTS
This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The forward-looking statements herein include, without limitation, statements addressing future financial and operating results; statements relating to the magnitude, timing and effects of the proposed merger; statements regarding ongoing discussions between FindWhat.com and Espotting, statements regarding the intent of FindWhat.com and Espotting to work together, statements regarding possible modifications to the Merger Agreement, and statements regarding whether the transaction will close. In addition, past performance cannot be relied on as a guide to future performance.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: The failure to resolve issues relating to Espotting's financial performance and the failure to agree to related amendments to the Merger Agreement; either company's failure to retain clients after the announcement of the merger and this announcement; difficulties executing integration strategies or achieving planned synergies; political and global economic risks attendant to a greater international presence; other economic, business, and competitive factors generally affecting the business of the proposed combined company; risk that the conditions to closing will not be satisfied, including receipt of stockholder and regulatory approvals; risk that transaction costs and integration costs will be higher than anticipated; risk that the transaction will be delayed or not close when expected; the risk that the businesses of the companies may suffer due to uncertainty; the risk that the continuity of either company's operations will be disrupted in the event the transaction does not close; the risk that Espotting will require more cash than anticipated prior to closing; fluctuations in the trading price and volume of FindWhat.com's common stock, and potential that the information and estimates used to predict anticipated revenues and expenses were not accurate. More detailed information regarding other risks affecting FindWhat.com are set forth in FindWhat's filings with the Securities and Exchange Commission, including the Amendment No. 1 to Annual Report on Form 10-KSB for fiscal 2002 and the most recent quarterly reports on Form 10-Q. If any of these risks or uncertainties materializes or any of these assumptions prove incorrect, FindWhat.com's and Espotting's results could differ materially from expectations expressed herein. FindWhat.com is under no obligation to (and expressly disclaims any such obligation to) update or alter the forward-looking statements, whether as a result of new information, future events, or otherwise.

(R)Registered trademark of FindWhat.com